SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    October 17, 2005

VARIAN MEDICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7598	94-2359345
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

3100 Hansen Way, Palo Alto, CA		94304-1030
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code    (650) 493-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 17, 2005, Varian Medical Systems, Inc. issued a press release with respect to demand for certain products and fourth quarter 2005 orders.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits.

99.1	Press release dated October 17, 2005 with respect to demand for certain products and fourth quarter 2005 orders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN MEDICAL SYSTEMS, INC.

	By:	/s/ ELISHA W. FINNEY
	Name:	Elisha W. Finney
	Title:	Senior Vice President and Chief Financial Officer

Dated: October 17, 2005

EXHIBIT INDEX

Number	Exhibit

99.1	Press release dated October 17, 2005 with respect to demand for certain products and fourth quarter 2005 orders.